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                                                                 Exhibit 10-I(1)

                                 FIRST AMENDMENT
                             TO THE DANA CORPORATION
                 AMENDED AND RESTATED 1999 RESTRICTED STOCK PLAN

         Pursuant to resolutions of the Board of Directors adopted on October 21, 2003, the Dana Corporation Amended and Restated 1999 Restricted Stock Plan (the "Plan") is hereby amended, effective as of December 8, 2003, as set forth below.

         1. Section 2 of the Plan is amended by adding the following definition of "Change of Control" to the end of such Section:

         "Change of Control" shall mean the first to occur of any of the following events:

         (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition by any corporation pursuant to a transaction that complies with clauses (1), (2) and (3) of paragraph (c) below; or

         (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 8, 2003, constitute the Board (the "Incumbent Board") and any new director whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 8, 2003 or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation, shall not be treated as a member of the Incumbent Board; or

         (c) there is consummated a merger, reorganization, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any direct or indirect subsidiary of the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each a "Business Combination"), in each case unless, immediately following such Business Combination, (1) the voting securities of the Corporation outstanding immediately prior to such Business Combination (the "Prior Voting Securities") continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the Business Combination or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or parent thereof
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                  outstanding immediately after such Business Combination, (2)
                  no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation or the surviving entity of the Business Combination or any parent thereof (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extent that such ownership existed immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

         (d) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.

         Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Corporation pursuant to a spinoff, splitup or similar transaction (a "Spinoff") shall not be treated as a Change of Control if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change of Control has occurred.

         For purposes of this definition of "Change of Control," the following terms shall have the following meanings:

         "Affiliate" shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. For the purpose of this definition, the terms "control," "controls" and "controlled" mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

         "Beneficial Owner" or "Beneficially Owned" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or
(iv) a corporation owned, directly or indirectly, by the stockholders of
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         the Corporation in substantially the same proportions as their ownership of stock of the Corporation."

         2. Section 6 of the Plan is amended by adding the following at the end of sub-paragraph (c) of such Section:

                   Notwithstanding the provisions of Sections 6 or 9, unless otherwise determined by the Committee pursuant to a grant made after the First Amendment Date, upon the occurrence of a Change of Control, Restricted Stock and Units subject to time-based vesting or payment conditions shall be treated as follows: (i) if (A) all of the Stock held by stockholders of the Corporation is converted into cash pursuant to a Change of Control transaction or (B) if the surviving entity in a Change of Control transaction does not assume outstanding awards of Restricted Stock or Units subject to time-based vesting and convert such Restricted Stock and Units into awards based on its securities pursuant to Section 11 with the same vesting conditions as in effect immediately prior to the Change of Control, all of such awards shall vest or become immediately due and payable upon the Change of Control; and (ii) if the provisions of clause (i) above are not applicable upon the Change of Control transaction, (x) a pro rata portion (the fraction obtained by dividing the number of months from the beginning of the vesting period through the date of the Change of Control by the number of whole months in the vesting period) of the award shall vest upon the Change of Control and (y) the remaining portion of the award shall be adjusted pursuant to Section 11, if applicable, and shall continue to vest in accordance with its terms; provided, however, that such remaining portion of the award held by a Participant will vest or become immediately due and payable upon a termination of the Participant's employment for Good Reason or without Cause (as such terms are defined in the Participant's applicable Change in Control Agreement or, if the Participant is not a party to a Change of Control Agreement, as such terms are defined in the Change of Control Severance Plan (notwithstanding that the Participant does not participate in the Change of Control Severance Plan)). Unless otherwise determined by the Committee, the form of payment in settlement of such awards shall be made in the same form as that applicable to the stockholders of the Corporation in connection with the Change of Control transaction, provided that if the event constituting the Change of Control does not involve payment to such stockholders, the settlement of Units shall be made in cash.

         3. A new Section 17 of the Plan shall be added at the end of the Plan as follows:

         17. The First Amendment to the Plan is effective as of December 8, 2003 (the "First Amendment Date").

In Witness Whereof, Dana Corporation has adopted this amendment.

                                           DANA CORPORATION

                                      By:  /s/  R. B. Priory
                                           -----------------
                                           Chairman of the Compensation
                                           Committee of the Board of Directors

ATTEST

/s/ R. W. Spriggle
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